Exhibit 99.1

Cisco to Acquire Splunk, to Help Make Organizations More Secure and Resilient
in an AI-Powered World

News Summary

•	Together, Cisco and Splunk will help move organizations from threat detection and response to threat prediction and prevention

•	Combined, Cisco and Splunk will become one of the world’s largest software companies and will accelerate Cisco’s business transformation to more recurring revenue

•	Expected to be cash flow positive and gross margin accretive in first fiscal year post close, and non-GAAP EPS accretive in year 2. Will accelerate revenue growth and gross margin expansion

•	Unites two “Great Places to Work” with similar values, strong cultures, and talented teams

•	The combination of these two innovative leaders makes them well positioned to lead in security and observability in the age of AI

San Jose and San Francisco, Calif., September 21, 2023 — Cisco (NASDAQ: CSCO) and Splunk (NASDAQ: SPLK), the cybersecurity and observability leader, today announced a definitive agreement under which Cisco intends to acquire Splunk for $157 per share in cash, representing approximately $28 billion in equity value. Upon close of the acquisition, Splunk President and CEO Gary Steele will join Cisco’s Executive Leadership Team reporting to Chair and CEO Chuck Robbins.

The acquisition builds on Splunk’s heritage of helping organizations enhance their digital resilience and will accelerate Cisco’s strategy to securely connect everything to make anything possible. The combination of these two established leaders in AI, security and observability will help make organizations more secure and resilient.

“We’re excited to bring Cisco and Splunk together. Our combined capabilities will drive the next generation of AI-enabled security and observability,” said Chuck Robbins, chair and CEO of Cisco. “From threat detection and response to threat prediction and prevention, we will help make organizations of all sizes more secure and resilient.”

“Uniting with Cisco represents the next phase of Splunk’s growth journey, accelerating our mission to help organizations worldwide become more resilient, while delivering immediate and compelling value to our shareholders,” said Gary Steele, president and CEO of Splunk.

“Together, we will form a global security and observability leader that harnesses the power of data and AI to deliver excellent customer outcomes and transform the industry. We’re thrilled to join forces with a long-time and trusted partner that shares our passion for innovation and world-class customer experience, and we expect our community of Splunk employees will benefit from even greater opportunities as we bring together two respected and purpose-driven organizations,” Steele added.

In today’s hyperconnected world, data is everywhere, with every organization relying on it to run their business and make mission-critical decisions every day. Factoring in the acceleration and adoption of generative AI, expanding threat surfaces, and multiple cloud environments, it creates a level of complexity that is unlike anything organizations have faced. Organizations need a better way to manage, protect, and unlock data’s true value and stay digitally resilient.

Together, Cisco and Splunk will address these challenges head on.

The combination of these two established leaders with complementary capabilities in AI, security and observability will unlock the true value of data and will help make organizations of all sizes more secure and digitally resilient.

Specifically, Splunk’s security capabilities complement Cisco’s existing portfolio, and together, will provide leading security analytics and coverage from devices to applications to clouds.

Cisco and Splunk’s complementary capabilities will provide observability across hybrid and multi-cloud environments enabling the company’s customers to deliver smooth application experiences that power their digital businesses. Cisco and Splunk are well positioned to help customers responsibly harness the power of AI given their substantial scale, visibility into data, and foundation of trust.

The union of these two organizations will allow for greater investments in new solutions, accelerated innovation, and increased global scale to support the needs of customers of all sizes.

Cisco’s acquisition of Splunk will also build upon both companies’ reputations for being purpose-driven with similar values, strong cultures, and incredibly talented teams. The acquisition will unite two “Great Places to Work” with a shared passion for innovation and inclusion and will remain a great place to work and the premier place for software talent.

Transaction Details

Under the terms of the agreement, Cisco intends to acquire Splunk for $157 per share in cash, representing approximately $28 billion in equity value. The transaction is expected to be cash flow positive and gross margin accretive in the first fiscal year post close, and non-GAAP EPS accretive in year two. Additionally, it will accelerate Cisco’s revenue growth and gross margin expansion.

The transaction will not impact Cisco’s previously announced share buyback program or dividend program.

The acquisition has been unanimously approved by the boards of directors of both Cisco and Splunk. It is expected to close by the end of the third quarter of calendar year 2024, subject to regulatory approval and other customary closing conditions including approval by Splunk shareholders.

For further information regarding all terms and conditions contained in the definitive agreement, please see Cisco’s Current Report on Form 8-K, which will be filed in connection with the transaction.

Advisors

Tidal Partners LLC is acting as financial advisor to Cisco, Simpson Thacher & Bartlett LLP is acting as legal counsel, and Cravath, Swaine & Moore LLP is acting as regulatory counsel. Qatalyst Partners and Morgan Stanley & Co. LLC are acting as financial advisors to Splunk and Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal counsel.

Investor Conference Call Details

Cisco will host a conference call for Thursday, September 21, 2023, at 5:15 am (PT) / 8:15 am (ET) to discuss this transaction. Click to view the webcast. To listen via Telephone:

•	Dial in toll free: 800-369-2185

•	Toll: 415-228-5002 (International callers)

•	Passcode: 3985390

Conference call replay will be available approximately one hour after the conclusion of the event from September 21, 2023, to October 5, 2023, at Toll Free 800-813-5527 / Toll 203-369-3347. The replay will also be available via webcast on the Cisco Investor Relations website at https://investor.cisco.com.

Additional Resources:

•	Read the Cisco Blog

About Cisco

Cisco (NASDAQ: CSCO) is the worldwide technology leader that securely connects everything to make anything possible. Our purpose is to power an inclusive future for all by helping our customers reimagine their applications, power hybrid work, secure their enterprise, transform their infrastructure, and meet their sustainability goals. Discover more on The Newsroom and follow us on Twitter at @Cisco. Cisco and the Cisco logo are trademarks or registered trademarks of Cisco and/or its affiliates in the U.S. and other countries. A listing of Cisco’s trademarks can be found at www.Cisco.com/go/trademarks. Third-party trademarks mentioned are the property of their respective owners. The use of the word partner does not imply a partnership relationship between Cisco and any other company.

About Splunk

Splunk Inc. (NASDAQ:SPLK) helps build a safer and more resilient digital world. Organizations trust Splunk to prevent security, infrastructure and application issues from becoming major incidents, absorb shocks from digital disruptions, and accelerate digital transformation.

Cisco Forward-Looking Statements

This press release may be deemed to contain forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “strives,” “goal,” “intends,” “may,” “endeavors,” “continues,” “projects,” “seeks,” or “targets,” or the negative of these terms or other comparable terminology, as well as similar expressions) should be considered to be forward-looking statements, although not all forward-looking statements contain these identifying words. Readers should not place undue reliance on these forward-looking statements, as these statements are the management’s beliefs and assumptions, many of which, by their nature, are inherently uncertain, and outside of the management’s control. Forward-looking statements may include statements regarding the expected benefits to Cisco, Splunk and their respective customers from completing the transaction, the integration of Splunk’s and Cisco’s complementary capabilities to create an end-to-end platform designed to unlock greater digital resilience for customers, plans for future investment and capital allocation, the expected financial performance of Cisco following the expected completion of the transaction, and the expected completion of the transaction. Statements regarding future events are based on the parties’ current expectations, estimates and projections and are necessarily subject to associated risks related to, among other things, (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining stockholder and regulatory approvals and other conditions to the completion of the transaction, (ii) the effect of the announcement or pendency of the proposed transaction on Splunk’s business, operating results, and relationships with customers, suppliers, competitors and others, (iii) risks that the proposed transaction may disrupt Splunk’s current plans and business operations, (iv) risks related to the diverting of management’s attention from Splunk’s ongoing business operations, (v) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement, (vi) the outcome of any legal proceedings related to the transaction, (vii) the potential effects on the accounting of the proposed transaction, (viii) legislative, regulatory and economic developments, (ix) general economic conditions, (x) restrictions during the pendency of the proposed transaction that may impact Splunk’s ability to pursue certain business opportunities or strategic transactions, (xi) the retention of key personnel and (xii) the ability of Cisco to successfully integrate Splunk’s market opportunities, technology, personnel and operations and to achieve expected benefits. Therefore, actual results may differ materially and adversely from the anticipated results or outcomes indicated in any forward-looking statements. For information regarding other related risks, see the “Risk Factors” section of Cisco’s most recent report on Form 10-K filed on September 7, 2023, as well as the “Risk Factors” section of Splunk’s most recent reports on Form 10-Q and Form 10-K filed with the SEC on August 24, 2023, and March 23, 2023, respectively. The parties undertake no obligation to revise or update any forward-looking statements for any reason, except as required by law.

Splunk Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Splunk’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Splunk and Cisco, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Splunk’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic on Splunk’s business and general economic conditions; (iii) Splunk’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm Splunk’s business, including current plans and operations; (vii) the ability of Splunk to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments affecting Splunk’s business; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which Splunk operates; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Splunk’s financial performance; (xiii) restrictions during the pendency of the proposed transaction that may impact Splunk’s ability to pursue certain business opportunities or strategic transactions; and (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Splunk’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the proxy statement to be filed with the U.S. Securities and Exchange Commission in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the proxy statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Splunk’s financial condition, results of operations, or liquidity. Splunk does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Non-GAAP Information

This press release includes future estimated non-GAAP EPS information. Non-GAAP measures are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles (GAAP) and may be different from non-GAAP measures used by other companies. In addition, non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Cisco believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Cisco’s results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Cisco’s results of operations in conjunction with the corresponding GAAP measures. Cisco believes that the presentation of non-GAAP measures provides useful information to investors and management regarding financial and business trends relating to its financial condition and its historical and projected results of operations. We have not reconciled future estimated non-GAAP EPS information included in this presentation to the most directly comparable GAAP measure because this cannot be done without unreasonable effort because we do not currently have sufficient data to accurately estimate the individual adjustments included in the most directly comparable GAAP measure that would be necessary for such reconciliations. We expect the variability of these items to have a potentially unpredictable, and a potentially significant, impact on our future GAAP financial results.

Additional Information and Where to Find It

In connection with the proposed transaction and required stockholder approval, Splunk will file with the SEC a preliminary proxy statement and a definitive proxy statement. The proxy statement will be mailed to the stockholders of Splunk. Splunk’s stockholders are urged to carefully read the proxy statement (including all amendments, supplements and any documents incorporated by reference therein) and other relevant materials filed or to be filed with the SEC and in their entirety when they become available because they will contain important information about the proposed transaction and the parties to the transaction. Investors may obtain free copies of these documents (when they are available) and other documents filed with the SEC at its website at www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by Splunk by going to Splunk’s Investor Relations page on its corporate website at https://investors.splunk.com or by contacting Splunk Investor Relations at ir@splunk.com.

Participants in the Solicitation

Splunk and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Splunk’s stockholders with respect to the transaction. Information about Splunk’s directors and executive officers, including their ownership of Splunk securities, is set forth in the proxy statement for Splunk’s 2023 Annual Meeting of Stockholders, which was filed with the SEC on May 9, 2023, Form 8- K filed with the SEC on September 21, 2023, and Splunk’s other filings with the SEC. Investors may obtain more detailed information regarding the direct and indirect interests of Splunk and its respective executive officers and directors in the transaction, which may be different than those of Splunk stockholders generally, by reading the preliminary and definitive proxy statements regarding the transaction, which will be filed with the SEC. In addition, Cisco and its executive officers and directors may be deemed to have participated in the solicitation of proxies from Splunk’s stockholders in favor of the approval of the transaction. Information concerning Cisco’s directors and executive officers is set forth in Cisco’s proxy statement for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on October 18, 2022, annual report on Form 10-K filed with the SEC on September 7, 2023, Forms 8-K filed with the SEC on February 21, 2023, July 19, 2023, and September 21, 2023, and Cisco’s other filings with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by going to Cisco’s Investor Relations website at https://investor.cisco.com.

Media contacts:

Robyn Blum

Cisco Public Relations

408-930-8548

rojenkin@cisco.com

Mara Mort

Splunk Public Relations

(415) 850-8645

press@splunk.com

Investor Relations contacts:

Marilyn Mora

Cisco Investor Relations

1 (408) 527-7452

marilmor@cisco.com

Splunk Investor Relations

ir@splunk.com